SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS California Tax-Free Income Fund
The following information is added to the disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectuses:
Effective October 1, 2021, DWS California Tax-Free Income Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.400% on the first $250 million of the fund’s average daily net assets, 0.370% on the next $750 million of the fund’s average daily net assets, 0.350% on the next $1.5 billion of the fund’s average daily net assets, 0.330% on the next $2.5 billion of the fund’s average daily net assets, 0.300% on the next $2.5 billion of the fund’s average daily net assets, 0.280% on the next $2.5 billion of the fund’s average daily net assets, 0.260% on the next $2.5 billion of the fund’s average daily net assets, and 0.250% of the fund’s average daily net assets thereafter. Prior to October 1, 2021, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.450% on the first $250 million of the fund’s average daily net assets, 0.420% on the next $750 million of the fund’s average daily net assets, 0.400% on the next $1.5 billion of the fund’s average daily net assets, 0.380% on the next $2.5 billion of the fund’s average daily net assets, 0.350% on the next $2.5 billion of the fund’s average daily net assets, 0.330% on the next $2.5 billion of the fund’s average daily net assets, 0.310% on the next $2.5 billion of the fund’s average daily net assets, and 0.300% of the fund’s average daily net assets thereafter.
Please Retain This Supplement for Future Reference
September 27, 2021
PROSTKR21-56